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                                                                    EXHIBIT 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Report on Form 10-K of Investors Financial Services Corp. (the "Company") for the period ending December 31, 2003 as filed on the date hereof (the "Report"), I, Kevin J. Sheehan, Chairman and Chief Executive Officer, hereby certify, pursuant to 18. U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.



/s/ Kevin J. Sheehan
------------------------------
Kevin J. Sheehan
Chairman and
Chief Executive Officer

February 20, 2004

A signed original of this written statement required by Section 906 has been provided to Investors Financial Services Corp. and will be retained by Investors Financial Services Corp. and furnished to the Securities and Exchange Commission or its staff upon request.



In connection with the Report on Form 10-K of Investors Financial Services Corp. (the "Company") for the period ending December 31, 2003 as filed on the date hereof (the "Report"), I, John N. Spinney, Jr., Senior Vice President and Chief Financial Officer, hereby certify, pursuant to 18. U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.


/s/ John N. Spinney, Jr.
------------------------------
Senior Vice President and
Chief Financial Officer

February 20, 2004

A signed original of this written statement required by Section 906 has been provided to Investors Financial Services Corp. and will be retained by Investors Financial Services Corp. and furnished to the Securities and Exchange Commission or its staff upon request.